CUSIP No. 462726100                    13G                   Page 18 of 19 Pages


                                                                       EXHIBIT 1

               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Date: February 13, 2006

                                        ACER TECHNOLOGY VENTURES MANAGEMENT, LLC


                                        By: /s/ James C. Lu
                                            ------------------------------------
                                        Name: James C. Lu
                                        Title: Managing Director


                                        ACER TECHNOLOGY VENTURES AMERICA, LLC


                                        By: /s/ Ronald Chwang
                                            ------------------------------------
                                        Name: Ronald Chwang
                                        Title: CEO


                                        ID AMERICA 1, LLC


                                        By: /s/ Teh-Tsung Lai
                                            ------------------------------------
                                        Name: Teh-Tsung Lai
                                        Title: Partner and CFO

CUSIP No. 462726100                    13G                   Page 19 of 19 Pages


                                        ACER TECHNOLOGY VENTURES FUND, L.P.

                                        By: Acer Technology Ventures Management,
                                            LLC, its General Partner


                                        By: /s/ Ronald Chwang
                                            ------------------------------------
                                        Name: Ronald Chwang
                                        Title: CEO


                                        IP FUND ONE, L.P.

                                        By: Acer Technology Ventures Management,
                                            LLC, its General Partner


                                        By: /s/ Ronald Chwang
                                            ------------------------------------
                                        Name: Ronald Chwang
                                        Title: CEO


                                        ID6 FUND, L.P.

                                        By: iD America 1, LLC,
                                            its General Partner


                                        By: /s/ Ronald Chwang
                                            ------------------------------------
                                        Name: Ronald Chwang
                                        Title: CEO


                                        /s/ Ronald Chwang
                                        ----------------------------------------
                                        Ronald Chwang


                                        /s/ Teh-Tsung Lai
                                        ----------------------------------------
                                        Teh-Tsung Lai


                                        /s/ James C. Lu
                                        ----------------------------------------
                                        James C. Lu